UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-144504 –	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Suite R-275, Bee Cave, Texas 78738

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 588-3893

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2021, Financial Gravity Companies, Inc. (“Financial Gravity”) and NCW Group, Inc., a California corporation (“NCW”), a registered investment advisor, entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) under which Financial Gravity will acquire NCW in an all-stock transaction, and NCW will be merged into Financial Gravity’s subsidiary, Forta Financial Group, Inc. (“Forta”), with Forta being the surviving company. Under the terms of the Merger Agreement, which has been unanimously approved by the Board of Directors at both firms, existing Financial Gravity shareholders will have approximately 90% ownership stake in the combined company, and existing NCW shareholders will have approximately 10% ownership stake in the combined company, on a fully diluted basis. A majority of the shareholders of Financial Gravity approved the transaction and all of the shareholders of NCW approved the transaction.

The transaction will formerly close when the California Secretary of State accepts the Certificate of Merger and the California Agreement of Merger that will be filed. At that time, an existing NCW shareholder will be appointed a member of the Board of Directors of Financial Gravity, pursuant to the Voting Agreement which appears as Exhibit C to the Merger Agreement.

The Voting Agreement provides that a person designated by the NCW shareholders will serve on the Board of Directors of Financial Gravity for a period of five years.

The Merger Agreement is filed as an Exhibit to this Current Report on Form 8-K. The foregoing description of the Merger Agreement does not purport to be complete and is qualified by reference to the Merger Agreement.

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger entered into as of March 1, 2021, by and among Financial Gravity Companies, Inc., a Nevada corporation, NCW Group, Inc., a California corporation, and Forta Financial Group, Inc., a California corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL GRAVITY COMPANIES, INC.

(Registrant)

By: /s/ Scott Winters

Name:    Scott Winters

Title:     Chief Executive Officer

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